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Scudder Capital Growth Fund

Class AARP and Class S Shares

Semiannual Report

March 31, 2002

Contents

Click Here Letter from the Fund's President

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Shareholder Meeting Results

Click Here Investment Products and Services

Click Here Account Management Resources

Click Here Privacy Statement

Scudder Capital Growth Fund	Ticker Symbol	Fund Number
Class AARP	ACGFX	198
Class S	SCGSX	398

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

For more than two years, stocks of large, growth-oriented companies have been out of favor, largely because the markets have been unwinding from the speculative excesses of the 1990s. That period saw the bubble in Internet stocks, excessive speculation on telecommunications and aggressive accounting practices, but mostly, an environment where stock prices seemed to bear little or no relation to companies' earnings or growth prospects. Now, thankfully, it appears that investors are coming back to a more rational and fundamental approach - an environment that we believe favors Scudder Capital Growth Fund's investment approach.

Even during the high-flying days of the 1990s, this fund maintained its disciplined investment process known as GARP, or growth at a reasonable price. This process has helped the portfolio manager find quality, growing companies while paying attention to valuation and risk management. It also has helped the fund participate in some of the market's biggest winners, while avoiding many of the negative surprises. Over the long term, we believe investors have been well-served by this disciplined strategy.

Thank you for your continued investment in Scudder Capital Growth Fund.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Capital Growth Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary March 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Capital Growth Fund - Class AARP	13.47%	-4.40%	-2.90%	9.24%	10.88%
S&P 500 Index+	10.97%	.21%	-2.54%	10.17%	13.25%

	6-Month	1-Year	Life of Class*
Scudder Capital Growth Fund - Class S	13.50%	-4.38%	-21.18%
S&P 500 Index+	10.97%	.21%	-11.28%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* On July 17, 2000, the Fund commenced Class S shares. Index comparisons begin July 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/02	$ 45.08	$ 45.09
9/30/01	$ 39.74	$ 39.74
Distribution Information: Six Months: Capital Gains Distributions	$ .02	$ .02

Class AARP Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	349	of	805	44
3-Year	91	of	500	19
5-Year	129	of	303	43
10-Year	31	of	85	37

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder Capital Growth Fund - Class AARP -- S&P 500 Index+

Yearly periods ended March 31

Comparative Results
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$9,560	$9,154	$15,559	$28,080
	Average annual total return	-4.40%	-2.90%	9.24%	10.88%
S&P 500 Index+	Growth of $10,000	$10,021	$9,257	$16,230	$34,715
	Average annual total return	.21%	-2.54%	10.17%	13.25%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, William F. Gadsden, portfolio manager of Scudder Capital Growth Fund, discusses market conditions and the fund's investment strategy during the six-month period ended March 31, 2002.

Q: How would you describe the environment for the market and the fund during the past six months?

A: At the beginning of the period, we were still coming off the huge declines following the September 11 attacks. Growth stocks, particularly technology companies, were hurt the most during this time. Investors expected that the economic recovery would be delayed and that companies would make big cuts in technology-related spending. However, as it became clear that the recovery would be postponed only a few months, growth stocks began a sharp recovery that lasted through the fourth quarter of last year. Some of those gains were reversed in the first quarter of this year under profit-taking pressures. The portfolio performed well during the period as we participated in the strong growth stock rally in the fourth quarter and gave very little of it back in the first quarter. For the six months ended March 31, 2002, the fund's Class S total return was 13.50 percent, compared with a 10.97 percent return for the S&P 500. The fund's returns often fall between the S&P 500 index and the more growth-oriented Russell 1000 Growth Index;1 but, for this period, the fund also outperformed the Russell index, which returned 12.16 percent. The fund also outperformed the Lipper Large-Cap Growth Funds average, which returned 10.77 percent.

1 The Russell 1000 Growth Index is an unmanaged group of large-company stocks that fit the Frank Russell Co.'s definition of growth style investments.

Q: What did you do to get these returns?

A: We should first remind investors of our investment approach. We use a method known as GARP, or growth at a reasonable price. We believe this approach will allow us to outperform on a long-term basis by participating in broad advances while limiting portfolio volatility and risk versus other growth funds in market downturns. We believe good companies that offer superior long-term growth characteristics, and the strength of competitive franchises to sustain them, are worth more than less reliable companies that are often "cheap" for a reason. For this six-month period, our most important strategic move was to not make any moves. After September 11, it would have been easy to make a lot of changes in the portfolio, particularly since it is a growth portfolio, based on changed assumptions about the economy and the investment outlook. It would have been a rational thing to do. However, we looked at the portfolio and decided that it should still be invested for economic recovery. Although it seemed that a rebound might be delayed somewhat, we fully expected the next meaningful move to be a recovery. So, since the portfolio was already positioned for a recovery, we kept it that way and did not get defensive.

Q: What industries or stocks helped performance?

A: The biggest contributors to performance were technology and energy - again, largely due to the strength of the fourth quarter. The technology component of the S&P 500 was up about 25 percent for the period. The fund's exposure to technology companies was about 8 percent greater than that of the S&P 500, which helped performance. Stock selection also helped. Texas Instruments and Intel gained about 33 percent and 49 percent, respectively, but the best performer by far was Applied Materials, which was up approximately 90 percent from the beginning of the period, as the company recorded a better-than-expected quarter and commented that it believed it has been through the worst of business conditions for semiconductors.

Q: What positions hurt performance?

A: The biggest detractor was the industrial sector, and it boiled down to one name: Tyco International, which was down about 30 percent for the period, largely as a result of worries about accounting issues. Growing concerns over questionable accounting practices had a negative effect on almost all companies with relatively complex capital structures and financing techniques. While it appears the accounting problems are not widespread, even companies such as General Electric and American International Group were affected as investors avoided complex companies that might harbor accounting issues.

Q: What is your outlook for the months ahead?

A: We think what is clear now, that wasn't clear at the beginning of the period, is that the economic recovery has taken hold. It began in a spotty fashion but the signs are unmistakable that the economy is back on the upswing. Now the question is: Will it be a sharp rebound or a more gradual upturn? Since the all-important consumer and housing sectors never really declined that much, a gradual rebound seems more likely. It's probably premature to expect a return of robust business capital spending, particularly on technology, but we continue to believe that the massive amount of monetary stimulus by the Federal Reserve Board will continue to have a positive effect. And, although corporate profits have not recovered as quickly as other economic indicators, we think we could see a fairly dramatic increase in profits by the end of this year and into next year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Asset Allocation	3/31/02	9/30/01

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/02	9/30/01

Technology	24%	21%
Health	22%	24%
Financial	13%	11%
Consumer Discretionary	9%	8%
Media	8%	8%
Consumer Staples	7%	7%
Energy	7%	6%
Manufacturing	5%	6%
Service Industries	2%	5%
Other	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2002 (33.7% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.3%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.9%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.8%
4. General Electric Co. Industrial conglomerate	3.6%
5. Wal-Mart Stores, Inc. Operator of discount stores	3.5%
6. International Business Machines Corp. Manufacturer of computers and servicer of information processing	3.2%
7. Johnson & Johnson Provider of health care products	3.1%
8. American International Group, Inc. Provider of insurance services	3.0%
9. Citigroup, Inc. Provider of diversified financial services	2.7%
10. Tenet Healthcare Corp. Operator of specialty and general hospitals	2.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page Click Here. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 98.4%
Communications 1.1%
Cellular Telephone 0.6%
AT&T Wireless Services, Inc.*	1,129,700	10,110,815
Telephone/Communications 0.5%
BroadWing, Inc.*	1,050,600	7,343,694
JDS Uniphase Corp.*	358,200	2,109,798
		9,453,492
Consumer Discretionary 9.3%
Department & Chain Stores 8.1%
Home Depot, Inc.	845,600	41,104,616
Target Corp.	969,200	41,791,904
Wal-Mart Stores, Inc.	1,041,900	63,858,051
		146,754,571
Recreational Products 1.2%
Acclaim Entertainment Inc.*	20,568	29,312
Harley-Davidson, Inc.	389,500	21,473,135
		21,502,447
Consumer Staples 6.7%
Food & Beverage 3.2%
Coca-Cola Co.	454,300	23,741,718
PepsiCo, Inc.	657,100	33,840,650
		57,582,368
Package Goods/Cosmetics 3.5%
Colgate-Palmolive Co.	648,000	37,033,200
Procter & Gamble Co.	299,800	27,008,982
		64,042,182
Durables 1.6%
Aerospace
United Technologies Corp.	397,900	29,524,180
Energy 6.4%
Oil & Gas Production 2.6%
Anadarko Petroleum Corp.	492,200	27,779,768
EOG Resources, Inc.	471,900	19,140,264
		46,920,032
Oilfield Services/Equipment 3.8%
Nabors Industries, Inc.*	745,900	31,514,275
Schlumberger Ltd.	645,700	37,980,074
		69,494,349
Financial 13.0%
Banks 1.6%
State Street Corp.	519,400	28,764,372
Consumer Finance 3.7%
American Express Co.	430,700	17,641,472
Citigroup, Inc.	986,766	48,864,652
		66,506,124
Insurance 3.0%
American International Group, Inc.	740,030	53,385,764
Other Financial Companies 4.7%
Fannie Mae	344,700	27,534,636
Franklin Resources , Inc.	357,200	14,973,824
Marsh & McLennan Companies, Inc.	125,500	14,148,870
Merrill Lynch & Co., Inc.	511,200	28,310,256
		84,967,586
Health 22.2%
Biotechnology 1.0%
MedImmune, Inc.*	436,700	17,175,411
Health Industry Services 1.7%
Laboratory Corp. of America Holdings*	314,400	30,138,384
Hospital Management 2.6%
Tenet Healthcare Corp.*	700,300	46,934,106
Medical Supply & Specialty 6.7%
Baxter International, Inc.	496,600	29,557,632
Johnson & Johnson	861,300	55,941,435
Medtronic, Inc.	364,300	16,470,003
Zimmer Holdings, Inc.*	538,930	18,350,567
		120,319,637
Pharmaceuticals 10.2%
Abbott Laboratories	751,100	39,507,860
Bristol-Myers Squibb Co.	421,800	17,078,682
Eli Lilly & Co.	432,400	32,948,880
Merck & Co., Inc.	431,900	24,868,802
Pfizer, Inc.	1,764,025	70,102,354
		184,506,578
Manufacturing 5.0%
Diversified Manufacturing
General Electric Co.	1,733,800	64,930,810
Tyco International Ltd.	786,600	25,422,912
		90,353,722
Media 7.4%
Advertising 1.9%
Omnicom Group, Inc.	366,700	34,616,480
Broadcasting & Entertainment 3.9%
AOL Time Warner, Inc.*	1,063,000	25,139,950
Liberty Media Corp. "A"*	1,337,300	16,903,472
Viacom, Inc. "B"*	586,000	28,344,820
		70,388,242
Cable Television 1.6%
Comcast Corp. "A"*	928,300	29,519,940
Service Industries 1.8%
EDP Services 1.2%
Electronic Data Systems Corp.	375,300	21,763,647
Miscellaneous Commercial Services 0.6%
Concord EFS, Inc.*	328,800	10,932,600
Technology 23.9%
Computer Software 6.3%
Microsoft Corp.*	1,279,700	77,178,707
Oracle Corp.*	1,895,100	24,257,280
PeopleSoft, Inc.*	350,500	12,803,765
		114,239,752
Diverse Electronic Products 2.6%
Applied Materials, Inc.*	860,700	46,710,189
EDP Peripherals 1.6%
EMC Corp.*	1,474,700	17,578,424
Veritas Software Corp.*	256,800	11,255,544
		28,833,968
Electronic Components/Distributors 1.9%
Cisco Systems, Inc.*	1,984,800	33,602,664
Electronic Data Processing 3.2%
International Business Machines Corp.	551,400	57,345,600
Semiconductors 8.3%
Intel Corp.	2,242,580	68,196,858
Linear Technology Corp.	507,100	22,423,962
Micron Technology, Inc.*	724,300	23,829,470
Texas Instruments, Inc.	998,700	33,056,970
Vitesse Semiconductor Corp.*	361,500	3,542,700
		151,049,960
Total Common Stocks (Cost $1,651,990,551)		1,777,439,162

	Shares	Value ($)
Cash Equivalents 1.6%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $28,312,347)	28,312,347	28,312,347
Total Investment Portfolio - 100.0% (Cost $1,680,302,898) (a)		1,805,751,509

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,682,249,169. At March 31, 2002, net unrealized appreciation for all securities based on tax cost was $123,502,340. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $386,409,640 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $262,907,300.
(b) Zurich Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $1,680,302,898)	$ 1,805,751,509
Cash	95,280
Dividends receivable	955,750
Receivable for Fund shares sold	798,720
Total assets	1,807,601,259
Liabilities
Payable for Fund shares redeemed	1,636,592
Accrued management fee	1,089,670
Other accrued expenses and payables	643,859
Total liabilities	3,370,121
Net assets, at value	$ 1,804,231,138
Net Assets
Net assets consist of: Accumulated net investment loss	(1,802,269)
Net unrealized appreciation (depreciation) on investments	125,448,611
Accumulated net realized gain (loss)	(241,061,980)
Paid-in capital	1,921,646,776
Net assets, at value	$ 1,804,231,138

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($1,383,810,904 / 30,694,397 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 45.08
Class S Net Asset Value, offering and redemption price per share ($205,921,922 / 4,567,129 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 45.09
Class A Net Asset Value and redemption price per share ($113,873,288 / 2,531,019 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 44.99
Maximum offering price per share (100 / 94.25 of $44.99)	$ 47.73
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($71,214,274 / 1,592,619 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 44.72
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,745,791 / 508,621 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 44.72
Class I Net Asset Value, offering and redemption price per share ($6,664,959 / 147,607 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 45.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 6,522,609
Interest	374,863
Total Income	6,897,472
Expenses: Management fee	5,276,331
Administrative fee	2,769,567
Distribution service fees	611,013
Trustees' fees and expenses	23,488
Other	19,580
Total expenses, before expense reductions	8,699,979
Expense reductions	(238)
Total expenses, after expense reductions	8,699,741
Net investment income (loss)	(1,802,269)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(121,214,369)
Net unrealized appreciation (depreciation) during the period on investments	345,020,635
Net gain (loss) on investment transactions	223,806,266
Net increase (decrease) in net assets resulting from operations	$ 222,003,997

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income (loss)	$ (1,802,269)	$ (3,107,970)
Net realized gain (loss) on investment transactions	(121,214,369)	(89,141,229)
Net unrealized appreciation (depreciation) on investment transactions during the period	345,020,635	(911,441,189)
Net increase (decrease) in net assets resulting from operations	222,003,997	(1,003,690,388)
Distributions to shareholders from: Net realized gains: Class AARP	(472,160)	(252,440,953)
Class S	(71,177)	(3,773,140)
Class A	(38,616)	-
Class B	(25,251)	-
Class C	(7,469)	-
Class I	(2,044)	-
Fund share transactions: Proceeds from shares sold	107,328,883	287,037,818
Net assets acquired in tax-free reorganization	-	473,803,952
Reinvestment of distributions	586,692	242,240,639
Cost of shares redeemed	(196,778,701)	(528,798,353)
Net increase (decrease) in net assets from Fund share transactions	(88,863,126)	474,284,056
Increase (decrease) in net assets	132,524,154	(785,620,425)
Net assets at beginning of period	1,671,706,984	2,457,327,409
Net assets at end of period (including accumulated net investment loss of $1,802,269 at March 31, 2002)	$ 1,804,231,138	$ 1,671,706,984

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 39.74	$ 73.41	$ 62.68	$ 51.24	$ 57.84	$ 43.47
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.07)	(.10)	.04	.28	.34
Net realized and unrealized gain (loss) on investment transactions	5.39	(25.89)	16.27	18.19	(2.26)	18.43
Total from investment operations	5.36	(25.96)	16.17	18.23	(1.98)	18.77
Less distributions from: Net investment income	-	-	(.04)	(.24)	(.31)	(.41)
Net realized gains on investment transactions	(.02)	(7.71)	(5.40)	(6.55)	(4.31)	(3.99)
Total distributions	(.02)	(7.71)	(5.44)	(6.79)	(4.62)	(4.40)
Net asset value, end of period	$ 45.08	$ 39.74	$ 73.41	$ 62.68	$ 51.24	$ 57.84
Total Return (%)	13.47**	(38.60)	26.01	36.83	(3.39)	46.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,384	1,279	2,450	1,735	1,247	1,228
Ratio of expenses before expense reductions (%)	.88*	.88	.91[c]	.91	.87	.92
Ratio of expenses after expense reductions (%)	.88*	.88	.90[c]	.91	.87	.92
Ratio of net investment income (loss) (%)	(.12)*	(.13)	(.13)	.07	.50	.70
Portfolio turnover rate (%)	14*	35	66	68	53	39

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .90% and .90%, respectively.
* Annualized
** Not annualized

Class S

Years Ended September 30,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 39.74	$ 73.41	$ 76.71
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.08)	(.02)
Net realized and unrealized gain (loss) on investment transactions	5.40	(25.88)	(3.28)
Total from investment operations	5.37	(25.96)	(3.30)
Less distributions from: Net realized gains on investment transactions	(.02)	(7.71)	-
Net asset value, end of period	$ 45.09	$ 39.74	$ 73.41
Total Return (%)	13.50**	(38.60)	(4.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	202	7
Ratio of expenses (%)	.88*	.88	.89*
Ratio of net investment income (loss) (%)	(.12)*	(.16)	(.15)*
Portfolio turnover rate (%)	14*	35	66

a For the six months ended March 31, 2002 (Unaudited).
b For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Capital Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for Class A, B, C and I shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through September 30, 2001, the Fund incurred approximately $102,298,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2002. In addition, during the year ended September 30, 2001, the Fund realized approximately $15,400,000 of losses, which were not recognized due to limitations under Section 382 of the Internal Revenue Code. These losses, that related to securities acquired in the merger with Classic Growth Fund (see Note G), may be applied against any realized net taxable capital gains in future years subject to certain limitations under Sections 382-384.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $104,439,250 and $184,041,452, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $3,000,000,000 of the Fund's average daily net assets, 0.555% of the next $1,000,000,000 of such net assets and 0.53% of such net assets in excess of $4,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.350% and 0.10% of the average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2002
Class AARP	$ 2,090,054	$ 347,016
Class S	318,133	48,208
Class A	184,931	29,219
Class B	134,813	17,088
Class C	38,502	5,870
Class I	3,134	588
	$ 2,769,567	$ 447,989

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 269,624	$ 48,845
Class C	82,504	15,326
	$ 352,128	$ 64,171

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 141,845	$ 28,680
Class B	89,620	22,744
Class C	27,420	-
	$ 258,885	$ 51,424

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2002 aggregated $12,031.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2002, the CDSC for Class B and C shares aggregated $101,010 and $290, respectively.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2002, totaled $374,863 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $238 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	868,008	$ 38,823,473	3,328,188	$ 195,588,661
Class S	687,070	30,930,385	1,155,313	65,822,945
Class A	545,436	24,070,190	261,543	11,969,573*
Class B	182,913	8,137,431	82,845	3,753,752*
Class C	98,292	4,358,239	58,044	2,621,994*
Class I	22,380	1,009,165	145,527	7,280,893*
		$ 107,328,883		$ 287,037,818
Shares issued in tax-free reorganization
Class S	-	-	4,748,391	$ 237,940,428
Class A	-	-	2,524,437	126,499,777*
Class B	-	-	1,711,234	85,750,902*
Class C	-	-	471,227	23,612,845*
		-		$ 473,803,952
Shares issued to shareholders in reinvestment of distributions
Class AARP	9,827	$ 445,650	4,144,131	$ 238,470,293
Class S	1,552	70,388	65,526	3,770,346
Class A	834	37,769	-	-
Class B	518	23,539	-	-
Class C	162	7,302	-	-
Class I	45	2,044	-	-
		$ 586,692		$ 242,240,639
Shares redeemed
Class AARP	(2,366,371)	$ (105,016,170)	(8,668,860)	$ (465,700,006)
Class S	(1,211,420)	(52,885,792)	(974,558)	(42,917,133)
Class A	(545,982)	(24,381,462)	(255,249)	(11,317,883)*
Class B	(236,181)	(10,528,245)	(148,710)	(6,595,406)*
Class C	(80,104)	(3,563,530)	(39,000)	(1,764,491)*
Class I	(8,963)	(403,502)	(11,382)	(503,434)*
		$ (196,778,701)		$ (528,798,353)
Net increase (decrease)
Class AARP	(1,488,536)	$ (65,747,047)	(1,196,541)	$ (31,641,052)
Class S	(522,798)	(21,885,019)	4,994,672	264,616,586
Class A	288	(273,503)	2,530,731	127,151,467*
Class B	(52,750)	(2,367,275)	1,645,369	82,909,248*
Class C	18,350	802,011	490,271	24,470,348*
Class I	13,462	607,707	134,145	6,777,459*
		$ (88,863,126)		$ 474,284,056

* For the period from June 25, 2001 (commencement of sales of Class A, B, C and I shares) to September 30, 2001.

G. Acquisition of Assets

On June 22, 2001, the Fund acquired all of the net assets of Classic Growth Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 2,524,437 Class A shares, 1,711,234 Class B shares, 471,227 Class C shares and 4,748,391 Class S shares of the Fund, respectively, for 6,487,487 Class A shares, 4,533,197 Class B shares, 1,256,287 Class C shares and 12,264,414 Class S shares of Classic Growth Fund, respectively, outstanding on June 22, 2001. Classic Growth Fund's net assets at that date ($473,803,952), including $47,311,596 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,761,773,495. The combined net assets of the Fund immediately following the acquisition were $2,235,577,447.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Capital Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
22,590,522	998,968	861,763

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:

For Class AARP: AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669.

Notes

Notes

Notes

Notes